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                                                                      EXHIBIT 99
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GLOBAL PREFERRED HOLDINGS, INC.                           FOR IMMEDIATE RELEASE

WWW.GPHRE.COM

CONTACT:  TOM BOBOWSKI                                      PHONE: 770/248-3311

MARCH 12, 2003 (ATLANTA, GA) Global Preferred Holdings, Inc. announces the formation of two wholly owned subsidiaries - Global Preferred Solutions, Inc. and Global Preferred Resources, Inc. "The formation of these two new companies is consistent with our business strategy of bringing reinsurance structures and related management services to life and annuity marketing organizations," said Tom Bobowski, CLU, Vice-President of Marketing for Global Preferred Holdings, Inc.

Complementing Global Preferred Holdings' core business strategy of developing reinsurance collaborations, Global Preferred Solutions will provide actuarial and management advisory services to marketing organizations and life insurers. Global Preferred Solutions' principal focus will be to aid clients in their assessment of the strategic and structural benefits of sharing the economics of the business produced through the distributor-insurer relationship. Global Preferred Solutions will leverage the experience of the Global Preferred Holdings management team to provide the blueprint, expertise, and proven record of accomplishment that can enable these groups to successfully navigate and benefit from long-term strategic distributor-insurer relationships. Completing the framework clients seek, Global Preferred Solutions will also offer product development, pricing, valuation, and risk management services for life insurers and marketing organizations.

Increasing the service capabilities of the Global Preferred group of companies, Global Preferred Resources will offer its management support structure to marketing organizations, banks, broker/dealers, and insurance companies who are considering the formation of a producer-owned reinsurance enterprise. "We have found that even established producer-owned reinsurers can benefit from the management support structure we offer. They understand our competitive position and the specialized knowledge that is required to successfully guide these reinsurance structures on a profitable basis," added Mr. Bobowski. The objective of Global Preferred Resources is to leverage the core competencies and economies of scale of Global Preferred Holdings and enable companies to bring best practices and independent objectivity to their reinsurance enterprise.

Global Preferred Holdings, Inc., whose executive offices are located in Duluth, Georgia, is also the parent of Global Preferred Re Limited, a Bermuda life reinsurer formed in 1995. Global Preferred Re provides reinsurance for life insurance and annuity policies underwritten and issued by various life insurance companies and sold through client distributors.

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FORWARD-LOOKING STATEMENTS

Certain statements in this news release may contain forward-looking statements within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934. Such


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forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.

Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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